[MCI WORLDCOM LOGO]

                                                                 Exhibit 10.20.2
              SECOND AMENDMENT TO CARRIER GLOBAL SERVICES AGREEMENT

This is the Second Amendment to the Carrier Global Services Agreement (this "Amendment") by and between MCI WORLDCOM COMMUNICATIONS, INC., on behalf of itself and its U.S.-Based affiliates and their respective successors (together, "MCI WorldCom") and UNIVERSAL ACCESS, INC. ("Customer"), and amends that certain Carrier Global Services Agreement which was signed by Customer on September 24, 1999 and signed by MCI WorldCom on December 14. 1999 (the "CGSA" or "Original Agreement") and amended by that certain First Amendment to the Carrier Global Services Agreement which was signed by Customer on May 1, 2000 and signed by MCI WorldCom on May 8, 2000 (the "First Amendment"). Unless otherwise defined herein, capitalized terms used in this Amendment will have the same meanings as set forth in the Original Agreement. Except as otherwise expressly modified or amended herein, all terms and conditions contained in the Original Agreement will remain in full force and effect and will not be altered or changed by this Amendment. The Original Agreement including this Amendment will be referred to as the "Agreement." This Amendment is binding when executed by Customer and subsequently signed by MCI WorldCom and once signed by MCI WorldCom the rates, charges, and discounts set forth herein will be effective on MCI WorldCom's signature date (the "Second Amendment Effective Date").

1. AMENDMENT. The parties hereby agree that the Original Agreement is amended as follows;

     (a) By deleting Section 3.1 of Schedule One of the Original Agreement in its entirety and replacing it as follows:

          3.1 MINIMUM VOLUME REQUIREMENT. During each Monthly Period of the Term following the expiration of the Ramp Period, Customer's Total Usage Charges under this Agreement must equal or exceed One Million Dollars ($1,000,000) (the "Monthly Minimum"). In the event Customer fails to meet the Monthly Minimum in any Monthly Period after the expiration of the Ramp Period, and Customer has ordered circuits which have not been installed within the installation interval (as defined below) and where Customer provided complete and accurate information to complete such order, and such delay was not caused by Customer, MCI Worldcom will waive any underutilization charges directly attributable to such uninstalled circuits until such circuits have been installed.

     (b)  By adding a new Section 3.3 to Schedule One as follows:

          3.3 ASSIGNED CIRCUITS. Beginning upon the expiration of the Ramp Period, the Usage Charges for the account numbers assigned to Customer from Allied Riser Communications Corporation in the Assignment Agreement approved by WorldCom on August 18, 2000 shall contribute to Customer's Monthly Minimum. Beginning upon the Second Amendment Effective Date, the circuits under the assigned account numbers will receive the rates and charges contained in this Agreement during the remainder of the Term.

     (c) By deleting Section 1.1 of Attachment 3-1 to Schedule Three of the Origin Agreement in its entirety and replacing it as follows:

          1.1 DOMESTIC PRIVATE LINE SERVICE (OPTION 1). For domestic Private Line Service, Customer will pay the following mileage-based monthly recurring charge ("MRC") for DS-1, DS-3, OC-3, OC-12, and OC-48 circuits. "Premium" rates shall apply to the Premium Cities identified in Exhibit 1 to attachment 3-1 to Schedule Three of the Original Agreement ("Exhibit 1"); "Non-Premium" rates shall apply to any city not identified in Exhibit 1. If the Voice Grade Equivalent (VGE) mileage rate for any circuit is less than the MRC set forth below, Customer will pay the minimum MRC in lieu of the VGE mileage rate:

                        -- MCI WORLDCOM CONFIDENTIAL --
PALOALTO:10915.3

      CIRCUIT TYPE          VGE MILEAGE LINEAR RATE   VGE MILEAGE RESTORABLE RATE   MINIMUM MRC
      ------------          -----------------------   ---------------------------   -----------

      DS-1                  $[***]                    N/A                           N/A
      DS-3 (Premium)        $[***]
      DS-3 (Non-Premium)    $[***]                    $[***]                        $[***]
      OC-3 (Premium)        $[***]                    $[***]                        $[***]
      OC-3 (Non-Premium)    $[***]                    $[***]                        $[***]
      OC-12 (Premium)       $[***]                    $[***]                        $[***]
      OC-12 (Non-Premium)   $[***]                    $[***]                        $[***]
      OC-48 (Premium)       $[***]                    N/A                           $[***]
      OC-48 (Non-Premium)   $[***]                    N/A                           $[***]

     (d) By deleting Section 1.2 of Attachment 3-1 to Schedule Three of the Original Agreement in its entirety and replacing it as follows:

          1.2  METRO PRIVATE LINE SERVICE (TYPE 1).

               1.2.1 Customer will pay the monthly recurring charges for DS-1, DS-3, OC-3, OC-12, and OC-48 circuits as set forth below for On-Net Metro Private Line Service based upon the incumbent local exchange carrier (ILEC) region.* Dedicated access charges are included in the monthly recurring charges:

                       -------------------------------------------------------------------------------
                       CIRCUIT TYPE            AMERITECH     BELL ATLANTIC   BELL SOUTH     NYNEX-NY
                       -------------------------------------------------------------------------------
                                 DS-1

                       0 Mile                  $[***]        $[***]          $[***]         $[***]
                       1 Mile                  $[***]        $[***]          $[***]         $[***]
                       Each Add'l Mile         $[***]        $[***]          $[***]         $[***]
                       -------------------------------------------------------------------------------
                                 DS-3

                       0 Mile                  $[***]        $[***]          $[***]         $[***]
                       Each Add'l Mile         $[***]        $[***]          $[***]         $[***]
                       -------------------------------------------------------------------------------
                            DS-3 END LINKS

                       0 Mile                  $[***]        $[***]          $[***]         $[***]
                       Each Add'l Mile         $[***]        $[***]          $[***]         $[***]
                       -------------------------------------------------------------------------------
                                 OC-3

                       0 Mile                  $[***]        $[***]          $[***]         $[***]
                       1 Mile                  $[***]        $[***]          $[***]         $[***]
                       Each Add'l Mile         $[***]        $[***]          $[***]         $[***]
                       -------------------------------------------------------------------------------
                                 OC-12

                       0 Mile                  $[***]        $[***]          $[***]         $[***]
                       1 Mile                  $[***]        $[***]          $[***]         $[***]
                       Each Add'l Mile         $[***]        $[***]          $[***]         $[***]
                       -------------------------------------------------------------------------------
                                 OC-48

                       0 Mile                  $[***]        $[***]          $[***]         $[***]
                       1 Mile                  $[***]        $[***]          $[***]         $[***]


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                        -- MCI WORLDCOM CONFIDENTIAL --

PALOALTO:10915.3                       2

                       ---------------------------------------------------------------------------------------
                       CIRCUIT TYPE              AMERITECH        BELL ATLANTIC   BELL SOUTH       NYNEX-NY
                       ---------------------------------------------------------------------------------------
                       ---------------------------------------------------------------------------------------
                       Each Add'l Mile           $[***]           $[***]          $[***]           $[***]
                       ---------------------------------------------------------------------------------------
                            OC-3 END LINKS

                       0 Mile                    $[***]           $[***]          $[***]           $[***]
                       1 Mile                    $[***]           $[***]          $[***]           $[***]
                       Each Add'1 Mi1e           $[***]           $[***]          $[***]           $[***]
                       ---------------------------------------------------------------------------------------
                            OC-12 END LINKS

                       0 Mile                    $[***]           $[***]          $[***]           $[***]
                       1 Mile                    $[***]           $[***]          $[***]           $[***]
                       Each Add'l Mile           $[***]           $[***]          $[***]           $[***]
                       ---------------------------------------------------------------------------------------
                                 HUBS

                       OC-3                      $[***]           $[***]          $[***]           $[***]
                       OC-12                     $[***]           $[***]          $[***]           $[***]
                       OC-48                     $[***]           $[***]          $[***]           $[***]
                       ---------------------------------------------------------------------------------------

                       ---------------------------------------------------------------------------------------
                       CIRCUIT TYPE       NYNEX          PACIFIC BELL  SNET           SW BELL        US WEST
                       ---------------------------------------------------------------------------------------
                             DS-1
                       0 Mile             $[***]         $[***]        $[***]         $[***]         $[***]
                       1 Mile             $[***]         $[***]        $[***]         $[***]         $[***]
                       Each Add'l Mile    $[***]         $[***]        $[***]         $[***]         $[***]
                       ---------------------------------------------------------------------------------------
                             DS-3

                       0 Mile             $[***]         $[***]        $[***]         $[***]         $[***]
                       Each Add'l Mile    $[***]         $[***]        $[***]         $[***]         $[***]
                       ---------------------------------------------------------------------------------------
                       ------------------ -------------- ------------- -------------- -------------- ---------
                        DS-3 END LINKS

                       0 Mile             $[***]         $[***]        $[***]         $[***]         $[***]
                       Each Add'l Mile    $[***]         $[***]        $[***]         $[***]         $[***]
                       ---------------------------------------------------------------------------------------
                             OC-3

                       0 Mile             $[***]         $[***]        $[***]         $[***]         $[***]
                       1 Mile             $[***]         $[***]        $[***]         $[***]         $[***]
                       Each Add'l Mile    $[***]         $[***]        $[***]         $[***]         $[***]
                       ---------------------------------------------------------------------------------------
                             OC-12

                       0 Mile             $[***]         $[***]        $[***]         $[***]         $[***]
                       1 Mile             $[***]         $[***]        $[***]         $[***]         $[***]
                       Each Add'l Mile    $[***]         $[***]        $[***]         $[***]         $[***]
                       ---------------------------------------------------------------------------------------
                             OC-48

                       0 Mile             $[***]         $[***]        $[***]         $[***]         $[***]
                       1 Mile             $[***]         $[***]        $[***]         $[***]         $[***]
                       Each Add'l Mile    $[***]         $[***]        $[***]         $[***]         $[***]
                       ---------------------------------------------------------------------------------------

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                        -- MCI WORLDCOM CONFIDENTIAL --

PALOALTO:10915.3                       3

                       ---------------------------------------------------------------------------------------
                       CIRCUIT TYPE       NYNEX          PACIFIC BELL  SNET           SW BELL        US WEST
                       ---------------------------------------------------------------------------------------
                        OC-3 END LINKS

                       0 Mile             $[***]         $[***]        $[***]         $[***]         $[***]
                       1 Mile             $[***]         $[***]        $[***]         $[***]         $[***]
                       Each Add'l Mile    $[***]         $[***]        $[***]         $[***]         $[***]
                       ---------------------------------------------------------------------------------------
                        OC-12 END LINKS

                       0 Mile             $[***]         $[***]        $[***]         $[***]         $[***]
                       1 Mile             $[***]         $[***]        $[***]         $[***]         $[***]
                       Each Add'l Mile    $[***]         $[***]        $[***]         $[***]         $[***]
                       ---------------------------------------------------------------------------------------
                             HUBS

                       OC-3               $[***]         $[***]        $[***]         $[***]         $[***]
                       OC-12              $[***]         $[***]        $[***]         $[***]         $[***]
                       OC-48              $[***]         $[***]        $[***]         $[***]         $[***]
                       ---------------------------------------------------------------------------------------

                       *References to ILEC regions mean the states within such region as determined prior to any mergers of ILECs (i.e., the 1LEC regions prior to 1998). Any merger after 1998 or any merger subsequent to the Effective Date of this Agreement shall have no effect on the designation of ILEC regions for pricing purposes as set forth above.

     (e) By adding a new Section 1.4 to Attachment 3-1 of Schedule Three as follows:

          1.4 APPEARANCE FEES. In addition to the rates set forth above and subject to the Tariff, Customer will be charged the following monthly recurring Interface charges for Metro Private Line Point to Point and Multipoint Sonet circuits:

          CIRCUIT TYPE                  MONTHLY RECURRING CHARGE PER INTERFACE
          ------------                  --------------------------------------
          DS-l                          $[***]
          DS-3                          $[***]
          OC-3                          $[***]
          OC-12                         $[***]

     (f) By adding a new Section 4 to Attachment 3-1 of Schedule Three as follows:

          4. INSTALLATION INTERVALS. The following installation intervals are provided for purposes of Section 3.1 of Schedule One and for this section only and do not apply to any other sections of this Agreement. Installation intervals begin upon the receipt of a complete and accurate installation order:

               4.1     Metro Private Line Service.

               ---------------------------------------------------------------------------------------------------------
               SERVICE TYPE*          TYPE 1               TYPE 2              TYPE 3               TYPE 4
               ---------------------------------------------------------------------------------------------------------
               DS0                    [***] Business Days  [***] Business      [***] Business Days  [***] Business Days
                                                                 Days
               ---------------------------------------------------------------------------------------------------------
               DS1                    [***] Business Days  [***] Business      [***] Business Days  [***] Business Days
                                                                 Days
               ---------------------------------------------------------------------------------------------------------
               DS3                    [***] Business Days  [***] Business      [***] Business Days  [***] Business Days
                                                                 Days
               ---------------------------------------------------------------------------------------------------------
               SONET                  [***] Business Days  [***] Business      [***] Business Days  [***] Business Days
                                                                 Days
               ---------------------------------------------------------------------------------------------------------

               *Hubbed and Mixed Services may require additional time; Customer will be apprised of delivery date after receipt of complete and accurate order.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                        -- MCI WORLDCOM CONFIDENTIAL --

PALOALTO:10915.3                       4

               4.2     Private Line Service.

               ------------------------------------------------------------------------
               PRODUCT                                          INSTALLATION INTERVAL
               ------------------------------------------------------------------------
               Voice Grade Private Line Service                 [***] Business Days
               ------------------------------------------------ -----------------------
               DS0 Private Line Service                         [***] Business Days
               ------------------------------------------------------------------------
               DS1 Private Line Service                         [***] Business Days
               ------------------------------------------------------------------------
               Fractional DS1 Private Line Service              [***] Business Days
               ------------------------------------------------------------------------
               DS3 Private Line Service                         [***] Business Days
               ------------------------------------------------------------------------
               SONET Private Line Service (Option 2 only)       [***] Business Days
               ------------------------------------------------------------------------

               4.3 If MCI WorldCom does not meet the Installation intervals set forth above or that are established for ICB circuits by more than (10) days, MCI WorldCom will waive any cancellation penalties if Customer decides to cancel a particular order.

2. COMPLETE AGREEMENT. The Agreement is the complete agreement of the parties and supersedes all other prior agreements and representations concerning its subject matter.

3. SIGNATURE AUTHORIZATION. The parties have duly executed and agreed to be bound by this Amendment evidenced by the signatures of their authorized representatives below. Each party represents and warrants to the other that the signatory identified beneath its name below has full authority to execute this Amendment on its behalf.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                        -- MCI WORLDCOM CONFIDENTIAL --

PALOALTO:10915.3                       5

Once this Amendment has been fully executed, any further amendments to this Agreement must be in writing and signed by both parties. Customer must sign and return this Amendment to MCI WorldCom no later than SEPTEMBER 14, 2000, and failure to do so may result in the non-acceptance of this Amendment by MCI WorldCom.

ACCEPTED AND AGREED:

MCI WORLDCOM COMMUNICATIONS, INC.           UNIVERSAL ACCESS, INC.

By     :  /s/ Frank Grillo/BW               By       :  /s/ Catherine M. Mason
        -------------------------------              ---------------------------

Name   : Frank Grillo                       Name     : Catherine M. Mason
        -------------------------------              ---------------------------

Title  : Vice President, Marketing          Title    : Sr. Vice President
        -------------------------------              ---------------------------

Date   :      9-11-00                       Date     :       9/7/00

                        -- MCI WORLDCOM CONFIDENTIAL --

PALOALTO:10915.3                       6

                                                         EXHIBIT 1
                                                    PREMIUM CITIES LIST

       CITY                                STATE    PRICING POP           ILEC C.O.              LATA       NPA-NXX
                                                    CLLI CODE             CLLI CODE
    -----------------------------------------------------------------------------------------------------------------
    1  ADDISON                              TX      ADDNTX                DLLSTXAD               552        214-308
    2  AKRON                                OH      AKRNOH                AKRNOH25               325        330-535
    3  ALBANY                               NY      ALBYNY                ALBYNYSS               134        518-449
    4  ANN ARBOR                            MI      ANARMI                ANARMIMN               340        313-662
    5  ATLANTA                              GA      ATBUGA                ATLNGABU               438        404-231
    6  ATLANTA                              GA      ATLNGA                ATLNGACS               438        404-659
    7  AUSTIN                               TX      AUSTTX                AUSTTXGR               558        512-474
    8  AUSTIN                               TX      AUTETX                AUSTTXTE               558        512-211
    9  BAKERSFIELD                          CA      BKFDCA                BKFDCA12               734        805-327
   10  BALTIMORE                            MD      BLTMMD                BLMTMDDT               238        410-844
   11  BOSTON                               MA      BSTNMA                BSTNMABE               128        617-267
   12  BUFFALO                              NY      BFLONY                BFLONYFR               140        716-847
   13  BURBANK                              CA      BRBNCA                BRBNCA11               730        213-849
   14  CHARLOTTE                            NC      CHRLNC                CHRLNCCA               422        704-377
   15  CHICAGO                              IL      CHBLIL                CHCGILBL               358        312-288
   16  CHICAGO                              IL      CHCGIL                CHCGILWB               358        312-294
   17  CHICAGO                              IL      CHLRIL                CHCGILLR               358        312-228
   18  CHICAGO                              IL      CHLWIL                CHCGILLW               358        773-935
   19  CINCINNATI                           OH      CNCNOH                CNCNOHWS               922        513-721
   20  CLEVELAND                            OH      CLEVOH                CLEVOH62               320        216-579
   21  COLUMBUS                             OH      CLMBOH                CLMBOH11               324        614-222
   22  COMPTON                              CA      CMTNCA                CMTNCA01               730        310-509
   23  DALLAS                               TX      DLLSTX                DLLSTXRI               552        214-748
   24  DALLAS (ROSS)                        TX      DLROTX                DLLSTXRO               552        214-220
   25  DAYTON                               OH      DYTNOH                DYTNOH22               328        513-223
   26  DENVER                               CO      DNVRCO                DNVRCOMA               656        303-534
   27  DETROIT                              MI      DTRTMI                DTRTMIBL               340        313-962
   28  DOUGLASVILLE                         GA      DGVLGA                DVGLGAMA               438        404-920
   29  EL PASO                              TX      ELPSTX                ELPSTXMA               540        915-533
   30  FT LAUDERDALE                        FL      FTLDFL                FTLDFLOA               460        954-486
   31  FT LAUDERDALE                        FL      FTMRFL                FTLDFLMR               460        305-356
   32  FT WORTH                             TX      FTWOTX                FTWOTXED               552        817-332
   33  GARDEN CITY                          NY      GRCYNY                GRCYNYGC               132        516-522
   34  GREENSBORO                           NC      GNBONC                GNBONCEU               424        910-378
   35  HACKENSACK                           NJ      HCKNNJ                HCKNNJHK               224        201-342
   36  HARTFORD                             CT      HRFRCT                HRFRCT03               920        203-725
   37  HOUSTON                              TX      HSTNTX                HSTNTXCL               560        713-652
   38  INDIANAPOLIS                         IN      IPLSIN                IPLSIN01               336        317-634
   39  JACKSONVILLE                         FL      JCVLFL                JCVLFLCL               452        904-355
   40  KANSAS CITY                          MO      KS22MO                KSCYMO22               524        816-252
   41  KANSAS CITY                          MO      KSCYMO                KSCYMO55               524        816-283
   42  KNOXVILLE                            TN      KNVLTN                KNVLTNMA               474        615-524
   43  KNOXVILLE                            TN      KNWHTN                KNVLTNWH               474        423-417
   44  LAS VEGAS                            NV      LSVGNV                LSVGNVXB               721        702-388
   45  LITTLETON                            CO      LTTNCO                DNVRCODC               656        303-220
   46  LOS ANGELES                          CA      LS10CA                LSANCA10               730        323-525
   47  LOS ANGELES                          CA      LSANCA                LSANCA01               730        213-554
   48  MCLEAN                               VA      MCLNVA                MCLNVALV               236        703-712
   49  MIAMI                                FL      MIAMFL                MIAMFLME               460        305-324

                        -- MCI WORLDCOM CONFIDENTIAL --

PALOALTO:10915.3                       7

                                                         EXHIBIT 1
                                                    PREMIUM CITIES LIST

       CITY                                STATE    PRICING POP           ILEC C.O.              LATA       NPA-NXX
                                                    CLLI CODE             CLLI CODE
   ------------------------------------------------------------------------------------------------------------------
   50  MILWAUKEE                            WI      MILWWI                MILWWI13               356        414-273
   51  MINNEAPOLIS                          MN      MPLSMN                MPLSMNDT               628        612-332
   52  NASHVILLE                            TN      NSVLTN                NSVLTNMT               470        615-256
   53  NEW ORLEANS                          LA      NWORLA                MWORLAMA               490        504-528
   54  NEW YORK CITY                        NY      NY56NY                NYCMNY56               132        212-207
   55  NEW YORK CITY                        NY      NYCMNY                NYCMNYWS               132        212-406
   56  NEWARK                               NJ      NWRKNJ                NWRKNJ02               224        201-623
   57  OLIVETTE                             MO      ST21MO                STLSMO21               520        314-216
   58  ORLANDO                              FL      ORLDFL                ORLDFLMA               458        407-849
   59  PHILADELPHIA                         PA      PHEVPA                PHLAPAEV               228        215-222
   60  PHILADELPHIA                         PA      PHLAPA                PHLAPALO               228        215-561
   61  PHILADELPHIA                         PA      PHMKPA                PHLAPAMK               228        215-213
   62  PHOENIX                              AZ      PHMAAZ                PHNXAZMA               666        602-201
   63  PHOENIX                              AZ      PHNXAZ                PHNXAZNO               666        602-266
   64  PITTSBURGH                           PA      PITBPA                PITBPADT               234        412-261
   65  PLANO, TX                            TX      PLANTX                PLANTXXA               552        972-422
   66  PORTLAND                             OR      PTLDOR                PTLDOR69               672        503-228
   67  RALEIGH                              NC      RLGHNC                RLGHNCHO               426        919-450
   68  RICHARDSON                           TX      RICHTX                DLLSTXRN               552        214-231
   69  RICHMOND                             VA      RCMDVA                RCMDVAHL               248        804-233
   70  RICHMOND                             VA      RCSRVA                RCMDVASR               248        804-204
   71  ROCHESTER                            NY      ROCHNY                ROCHNYXA               974        716-261
   72  SACRAMENTO                           CA      SCRMCA                SCRMCA01               726        916-444
   73  SALINAS                              CA      SLNSCA                SLNSCA01               736        408-424
   74  SALT LAKE CITY                       UT      SLKCUT                SLKCUTMA               660        801-596
   75  SALT LAKE CITY                       UT      SLWEUT                SLKCUTWE               660        801-817
   76  SAN ANTONIO                          TX      SNANTX                SNANTXCA               566        220-225
   77  SAN DIEGO                            CA      SN16CA                SNDGCA16               732        619-271
   78  SAN DIEGO                            CA      SNDGCA                SNDGCA02               732        619-293
   79  SAN FRANCISCO                        CA      SNFCCA.               SNFCCA21               722        415-243
   80  SAN JOSE                             CA      SNJSCA                SNJSCA02               722        408-271
   81  SANTA ANA                            CA      SNANCA                SNANCA11               730        714-241
   82  SANTA BARBARA                        CA      SNBBCA                SNBBCAXF               740        805-965
   83  SANTA CLARA                          CA      SN11CA                SNTCCA11               722        408-236
   84  SANTA CLARA                          CA      SNTCDCA               SNTCCA01               722        408-970
   85  SEATTLE                              WA      STCAWA                STTLWACA               674        206-543
   86  SEATTLE                              WA      STTLWA                STTLWA06               674        206-621
   87  SHERMAN OAKS                         CA      SHOKCA                SHOKCA04               730        818-906
   88  SOUTHFIELD                           MI      SFLDMI                SFLDMIMN               340        313-233
   89  ST LOUIS                             MO      STLSMO                STLSMO01               520        314-421
   90  STOCKTON                             CA      SKTNCA                SKTNCA01               738        209-464
   91  SYRACUSE                             NY      SYRCNY                SYRCNYSU               136        315-471
   92  TAMPA                                FL      TAMPFL                TAMPFLXX               952        813-202
   93  TRENTON                              NJ      TRENNJ                TRENNJTE               222        609-278
   94  TUCSON                               AZ      TCEAAZ                TCSNAZEA               668        520-318
   95  TUCSON                               AZ      TCSNAZ                TCSNAZMA               668        602-617
   96  WASHINGTON                           DC      WAMTDC                WASHDCMT               236        202-223
   97  WASHINGTON                           DC      WASWDC                WASHDCSW               236        202-205
   98  WASHINGTON                           DC      WASHDC                WASHDCDN               236        202-272
   99  WEST PALM BEACH                      FL      WPBHFL                WPBHFLAN               460        407-833
  100  WESTHEIMER                           TX      WTHMTX                HSTNTXNA               560        281-220

                        -- MCI WORLDCOM CONFIDENTIAL --

PALOALTO:10915.3                       8